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                                                                      Exhibit 23



                    Consent of Independent Public Accountants


As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K, into Meridian's previously filed Registration Statements File Nos. 333-18979, 33-38488, 33-78868, 33-89214, 33-65443,
333-74825 and 333-75312.

                                                             ARTHUR ANDERSEN LLP

Cincinnati, Ohio
December 14, 2001